UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DURECT Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

www.investorvote.com/drrx Step 1: Go to www.investorvote.com/drrx. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/drrx or scan the QR code — login details are located in the shaded bar below. 2022 Annual Stockholder Meeting Notice 03MR0E + + Important Notice Regarding the Availability of Proxy Materials for the DURECT Corporation Stockholder Meeting to be Held on June 15, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 proxy statement and annual report and 10-K to stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 5, 2022 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 14, 2022. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/drrx or scan the QR code login details are located in the shaded bar below. ENDORSEMENT LINE SACKPACK 000004 1234567890 C 2023 Annual Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the DURECT Corporation Stockholder Meeting to be Held on June 21, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement and annual report and 10-K to stockholders are available at: Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/drrx. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 11, 2023 to facilitate timely delivery 2 N O T C O Y 03SQQE www investorvote.com/drrx

2023 Annual Stockholder Meeting Notice DURECT Corporation’s Annual Meeting of Stockholders will be held on Wednesday, June 21, 2023 at 9:00 A.M. Pacific Time virtually via the internet at www.meetnow.global/M5TGR5V. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR ALL the nominees to the Board (Proposal 1) and Proposals 2, 3 and 5, and for One Year on Proposal 4: 1. The Election of two Class I directors of our Board of Directors to serve until the 2026 annual meeting of stockholders: 01 - Peter S Garcia 02 - Judith J. Robertson 2. Approve the amendment and restatement of the 2000 Employee Stock Purchase Plan to increase the number of shares of the Company’s Common Stock available for issuance by 40,000 shares and extend the plan’s term for ten years from the date of the 2023 Annual Meeting; 3. Hold a non-binding advisory vote to approve executive compensation; 4. Hold an advisory vote on the frequency of advisory stockholder votes on executive compensation; 5. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.investorvote.com/drrx. Phone Call us free of charge at 1-866-641-4276. Email Send an email to investorvote@computershare.com with “Proxy Materials DURECT Corporation in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 11, 2023.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/drrx. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials DURECT Corporation ” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 5, 2022. DURECT Corporation’s Annual Meeting of Stockholders will be held on Wednesday, June 15, 2022 at 9:00 A.M., Pacific Time, virtually via the internet at www.meetnow.global/M9RFM9P. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5: 1. The Election of two Class I directors of our Board of Directors to serve until the 2025 annual meeting of stockholders: 01 - Terrence F. Blaschke 02 - Gail J. Maderis 2. Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 350,000,000 to 600,000,0000. 3. Approve the amendment and restatement of the 2000 Stock Plan. 4. Advisory approval of executive compensation. 5. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. 2022 Annual Stockholder Meeting Notice